UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22212

CALVERT SAGE FUND
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Six months ended March 31, 2010

Item 1. Report to Stockholders.


Calvert Large Cap
Value Fund

Semi-Annual Report
March 31, 2010

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Table of Contents
4	President's Letter
7	Portfolio Management Discussion
13	Shareholder Expense Example
15	Statement of Net Assets
19	Statement of Operations
20	Statements of Changes in Net Assets
22	Notes to Financial Statements
28	Financial Highlights
32	Explanation of Financial Tables
34	Proxy Voting and Availability of Quarterly Portfolio Holdings
34	Basis for Board's Approval of Investment Advisory Contract

Dear Shareholders:

Over the six-month reporting period, the global financial markets climbed higher amidst periods of volatility, as global stimulus policies took hold and economies worked to emerge from the worst recession in 50 years. By the end of 2009, corporate bonds had staged a remarkable nine-month rally, and stocks moved to 18-month highs in March 2010.

Early in 2010, the equity and fixed-income markets were buffeted by an array of concerns, including proposed U.S. financial regulations, trouble in China's economy, high levels of unemployment globally, and worries about the sovereign credit quality of Greece and other European countries. By the end of the reporting period, however, the markets had steadied and resumed their climb, reassured by the release of more positive economic data--particularly relating to the consumer sector.

Looking ahead, we see encouraging signs of economic recovery. However, we also anticipate that there will be a period of transition. Both the equity and fixed-income markets are likely to be challenged by interest-rate uncertainty, increased market volatility, and concerns about mounting government debt. In this environment, we believe that investment strategies that include sustainability criteria may be better positioned to provide long-term value.

Markets Move Higher

In a welcome reversal from the much more difficult time periods of 2008 and early 2009, U.S. stock indexes reported solid six-month gains across all styles, strategies, and capitalization ranges. The large-cap Russell 1000 Index and the Standard & Poor's 500 Index returned 12.11% and 11.75%, respectively. Small- and mid-cap indexes, as well as value and growth indexes, all posted healthy returns. On the international front, the MSCI EAFE Investable Market Index (IMI), a benchmark for international stocks, edged up 3.25%, and the MSCI Emerging Markets IMI was up 12.02%.

Following their robust rally of 2009, corporate bonds recorded more modest gains for the six-month reporting period, with the Barclays Capital U.S. Credit Index up 3.33%. Money market returns remained low, reflecting the Federal Reserve's continued target of 0% to 0.25% for the federal funds rate.

Sustainable and Responsible Investing

As the global economy slowly recovers and the Obama administration and Congress negotiate financial reform and implement the new health care law, priorities for sustainability initiatives worldwide have clearly shifted and realigned. On the environmental front, for instance, while last December's Copenhagen Summit didn't result in legally binding emissions targets, the major world economies did agree to carbon emissions limits.

In this complex environment, we believe it's more important than ever for sustainable investors to retain their focus on and commitment to initiatives that advance environmental, social, and corporate governance responsibilities. In the last six months since we reported to you, Calvert has made progress on several sustainable and responsible investment initiatives.

In March 2010, the United Nations Global Compact and the United Nations Development Fund for Women (UNIFEM) launched the Women's Empowerment Principles, extending the goals underlying the Calvert Women's Principles® to an international audience. The Women's Empowerment Principles set out guidelines for international business practices that establish high-level corporate support for gender equality, promote professional development for women, and measure and publicly report on companies' progress to achieve gender equality.

Board Diversity Front and Center

Calvert has been a rigorous advocate for minority and female representation on corporate boards of directors since the passage of the Sarbanes-Oxley Act of 2002. Last December, we filed our 50th shareholder resolution on board diversity, marking years of engagement with hundreds of companies on this issue. In March, Ceres, an organization of investors focused on sustainability, released a report called The 21st Century Corporation: The Ceres Roadmap for Sustainability, which lays out 20 key expectations for companies related to disclosure, governance, stakeholder engagement, and performance on key environmental and sustainability issues. We are proud that Ceres highlighted Calvert's work on board diversity in the report.

Recently, the Securities and Exchange Commission (SEC) approved board diversity disclosure requirements in proxy statements. To bolster the impact of this SEC requirement, Calvert has provided a scorecard that outlines the approach taken by companies in the Russell 1000 Index that have filed proxies since March 1, 2010. The scorecard compares board diversity disclosures from 2009 and 2010 and analyzes any progress. We believe that companies with high standards of corporate governance, including diverse boards, are better positioned to compete in the global marketplace.

On the Road to Recovery

Looking ahead, we believe that the worst of the recession is behind us. However, the economic recovery will be uneven, with ongoing market volatility. On a positive note, the global financial markets have continued to rally and the U.S. economy is showing improved vital signs. Investors, while still cautious, have become less risk-averse, moving away from the lowest-yielding securities. Most recently, encouraging data has shown that U.S. manufacturing and production levels are up, along with consumer spending and retail sales.

Global fiscal concerns, however, may still prove to be a significant drag on the pace of recovery. At home and abroad, governments at all levels are facing major fiscal challenges. Concerns about Greece's sovereign debt have spread to other European countries, unsettling the euro and raising concerns about countries in other regions as well.

In the U.S., as the government removes fiscal and monetary stimulus from the system, the economy must find a self-sustaining balance to continue its forward momentum. Of course, the Obama administration and Congress are grappling with credit-rating agency reform, banking reform, and the role of the Federal Reserve and U.S. government in the oversight of financial institutions and the markets, among many critical issues. In our view, over time, these efforts may work to redress some of the systemic imbalances revealed in our global financial system, providing additional stability to the economy and markets.

We believe that the U.S. and global economic recovery will move ahead at a pace largely determined by businesses and the consumer. Corporate earnings reports have been strong and businesses appear to be positioned for growth, with larger inventories and increased spending on equipment. In terms of the consumer, however, as long as unemployment, foreclosures, and consumer debt remain relatively high, it will be difficult for the economic expansion to truly take hold.

Check Your Portfolio Allocations

In view of shifting market conditions, it may be wise to review your overall portfolio asset allocation and investment strategy with your financial advisor. Check to ensure that your target mix of U.S. and international stocks, bonds, and cash is well-diversified and appropriate given your investment goals, stage of life, and attitude toward risk.

We encourage you to visit our web site, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2010

Portfolio Management Discussion

James R. McGlynn,
Senior Vice President and Portfolio Manager
of Calvert Asset Management
Company, Inc.

Performance

For the six-month period ended March 31, 2010, Calvert Large Cap Value Fund Class A shares (at NAV) returned 9.75%, underperforming the 11.28% return of the benchmark Russell 1000 Value Index. The Fund's sector weightings contributed to its relative underperformance during the reporting period.

Investment Climate

The reporting period began approximately one year after the bankruptcy of Lehman Brothers, when the financial markets had frozen and economic activity hit the brakes, so favorable comparisons were easier to make. After Lehman's demise, businesses and consumers started hoarding cash and avoiding investments. Investors had to be sure their savings were safe and corporations had to be sure they could raise capital.

Since then, stability and confidence in the financial system have strengthened, although the economy has only begun to turn the

Large Cap Value
Fund Statistics
March 31, 2010
Investment Performance
(total return at NAV*)
	6 Months Ended 3/31/10	12 Months Ended 3/31/10
Class A	9.75%	52.20%
Class C	9.25%	50.81%
Class Y	9.90%	52.55%
Russell 1000 Value Index	11.28%	53.56%
Lipper Large-Cap Value Funds Average	10.56%	49.90%

Economic Sectors	% of Total Investments
Consumer Discretionary	8.2%
Consumer Staples	10.5%
Energy	16.0%
Financials	24.9%
Health Care	8.8%
Industrials	7.5%
Information Technology	8.5%
Materials	2.8%
Telecommunications Services	5.4%
Time Deposit	3.0%
Utilities	4.4%
Total	100%

Ten Largest Stock Holdings	% of Net Assets
Devon Energy Corp	2.5%
JPMorgan Chase & Co.	2.4%
Exxon Mobil Corp.	2.4%
ConocoPhillips	2.3%
General Electric Co.	2.2%
Wells Fargo & Co.	2.2%
AT&T, Inc.	2.2%
Bank of New York Mellon Corp.	2.2%
Royal Dutch Shell plc (ADR)	2.1%
Marathon Oil Corp.	2.1%
Total	22.6%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

Large Cap Value Fund Statistics
March 31, 2010
Average Annual Total Returns
(with max. load)
Class A Shares*
One year	44.98%
Five year	-0.19%
Ten year	3.88%
Class C Shares
One year	49.81%
Since inception	25.89%
(12/12/08)

Large Cap Value Fund Statistics
March 31, 2010
Average Annual Total Returns
Class Y Shares*
One year	52.55%
Five year	1.03%
Ten year	4.65%

* Pursuant to an Agreement and Plan of Reorganization, Class A shares and Class I shares of the Everest Fund of Summit Mutual Funds, Inc. were reorganized into the Class A shares and Class Y shares, respectively, of Calvert Large Cap Value Fund, which commenced operations on 12/12/08. Class A shares and Class Y shares of Calvert Large Cap Value Fund each have an inception date of 12/29/99, and Class C shares have an inception date of 12/12/08. The performance results prior to 12/12/08 for Class A shares of Calvert Large Cap Value Fund reflect the performance of Class A of the Everest Fund since its inception on 12/29/99. The performance results prior to 12/12/08 for Class Y shares of Calvert Large Cap Value Fund reflect the performance of Class I of the Everest Fund since its inception on 12/29/99.

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data. The gross expense ratio for Class A Shares is 2.18%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses.

corner into a recovery. The extreme panic of the prior year finally gave way to a resurgence in industrial production. This has been largely due to companies needing to replenish inventories, which had reached very low levels. Barring any unexpected setbacks in the recovery, this restocking should boost the economy. The Federal Reserve has only begun to raise the discount rate, not the more significant federal funds rate, after an extended period at near-zero interest rates. Unemployment still remains stubbornly high at nearly 10% and, therefore, the federal government continues its fiscal stimulus program to boost growth even in the face of staggeringly high budget deficits.

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A & Y shares is plotted in the line graph. The value of an investment in another class of shares would be different.

Over the last six months, stock markets around the globe have continued to rally. In the U.S., the Russell 1000 Index gained 12.11%, but was edged out by both the Russell Mid Cap Index's return of 15.01% and the 13.07% return for the Russell 2000 Index, a measure of small-cap stocks. Large-cap growth stocks outperformed large-cap value stocks for the period, while value held a slight advantage among small- and mid-cap stocks.

Overall, equity markets have built on the rally that started in early March 2009 when investors began to perceive the "green shoots" of an economic recovery. Economic news throughout the period suggested that a slow--and at times uneven--recovery was under way. U.S. gross domestic product (GDP) has resumed its growth after bottoming out during the recession. However, persistently high unemployment, continued weakness in residential and commercial real estate markets, and somewhat wary consumers have limited the upside of this recovery.

Portfolio Strategy

The key changes we made to the Fund during the period were in the Financials sector, where we increased the sector weighting after a protracted period of being underweight relative to the Index. Holdings such as Berkshire Hathaway and MetLife were reduced and the proceeds reinvested in companies we believe should benefit from a rising interest-rate environment, such as CME Group, Wells Fargo, and Bank of NewYork Mellon.

What hurt performance

The Consumer Discretionary sector was the largest detractor from the Fund's relative performance because of its underweight to this outperforming sector and lack of exposure to the Autos, Specialty Retail, and Auto Components sub-sectors. Exposure to Sony and the Media sub-sector partially offset this underperformance.

The Consumer Staples sector also detracted from relative performance due to poor sub-sector allocation. The Fund was overweighted to the Food and Staples Retailers with investments such as CVS Caremark, Kroger, and Walgreen. CVS Caremark fell after announcing it had lost a few major accounts in its pharmacy benefits management business. Kroger also took a hit after announcing that aggressive price competition had eroded operating margins.

Finally, poor stock selection in the Health Care sector also hampered returns as we owned the disappointing GlaxoSmithKline and did not hold the outperforming Merck. These were partially offset by holdings in WellPoint and Covidien, which outperformed the broad sector.

What helped performance

An underweight to the underperforming Utilities sector was one of the larger contributors to the Fund's relative returns. The Fund also did not hold any of the worst-performing electric utilities, such as Exelon, FPL Group, and FirstEnergy. However, it did hold Southern and Duke Energy. The Fund also benefited from its lack of exposure to the Independent Power Producers sub-sector, which underperformed the overall sector.

The Fund's holdings in the Energy sector outperformed the Index due to strong sub-sector allocation. The Fund had no exposure to the underperforming Oil Services sub-sector and was overweight to Oil, Gas, & Consumable Fuels. Two of the top 10 contributors to performance were ConocoPhillips and Spectra Energy. An underweighting of ExxonMobil also helped relative performance.

Finally, the Financials sector contributed to relative performance as the Fund was underweight the underperforming sector and had good sub-sector selection. In fact, the Fund was underweight Diversified Financial Services and overweight Insurance with Berkshire Hathaway and MetLife. Berkshire Hathaway outperformed after its 50-for-1 stock split and its addition to the Standard & Poor's 500 Index.

Outlook

Looking forward, the economy is climbing out of a severe recession, so earnings comparisons with previous periods are becoming much more flattering. Since the various government programs were implemented to provide sufficient liquidity, the financial system is reviving. However, unemployment is still hovering near 10%, which somewhat ties the hands of fiscal and monetary policy. The Federal Reserve has only begun to show signs of tightening monetary policy, so interest rates remain extremely low. The financial liquidity and inventory rebound have taken away the panicky feeling in the financial markets, so companies that may have reduced employment to the bare minimum might be forced to rehire if the economy maintains its growth path. Additionally, many companies that had eviscerated their dividends are beginning to raise them again.

The equity markets enjoyed a huge rally over recent months, yet individual investors were still mostly hiding in money market funds or adding to fixed-income investments. This revival of the equity markets, the strengthening economy, and the rise of interest rates may begin driving investors to return to the stock market, which would finally provide additional and much-needed demand. As equity investors, we will remain diversified among sectors, seek the strongest survivors, and maintain a fully invested posture to benefit from the eventual recovery.

SAGE Enhanced Engagement Strategy

Now in our second year of SAGE advocacy, we are working on moving our 16 enhanced engagement companies toward achieving as many of our objectives as possible following the establishment of high quality, high level dialogue with each. We are reinforcing the level and quality of engagement and focusing more sharply on specific advocacy objectives where we believe that we have the greatest opportunity to demonstrate short-term tangible progress--even though many of our objectives have longer-term horizons.

During the period, we met with executives at a number of companies, including Newmont Mining, Southern, Duke Energy, Royal Dutch Shell, and ExxonMobil. A four-hour meeting with Shell executives at their "annual briefing to socially responsible investors" was particularly notable--representing Calvert's highest-level and most comprehensive engagement with Shell to date, touching almost all of our established SAGE advocacy objectives. We also co-filed a shareholder resolution for emissions reduction with Southern, which is still pending.

In November, Calvert was among the co-sponsors of a ConocoPhillips shareholder resolution that called on the company to report on its oil sands operation in Alberta, Canada in greater detail and to commit to clear standards for reducing greenhouse gas emissions and improving energy efficiency, water use, and land reclamation of these operations. The tar sands issue also affects the health and livelihoods of certain indigenous populations in Canada. Following engagement with the company by the lead filers of the resolution, the resolution was not withdrawn and will go to a vote at ConocoPhillips' annual general meeting on April 29.

Finally, Calvert signed a U.N. Principles for Responsible Investment (PRI) statement, as well as letters for BP and Royal Dutch Shell, calling on these companies to report on their oil sands operations in Alberta in greater detail. The documents also asked the companies to commit to clear standards to reduce greenhouse gas emissions and improve energy efficiency, water use, and land reclamation of these operations.

April 2010

As of March 31, 2010, the following companies represented the following percentages of Fund net assets: Berkshire Hathaway 4.19%, MetLife 3.08%, CME Group 1.38%, Wells Fargo 4.00%, Bank of NewYork Mellon 3.97%, CVS Caremark 3.65%, Kroger 2.68%, Walgreen 0.72%, GlaxoSmithKline 3.30%, Merck 0%, WellPoint 3.59%, Covidien 3.11%, Exelon 0.75%, FPL Group 0%, FirstEnergy 0%, Southern 4.41%, Duke Energy 3.95%, ConocoPhillips 4.62%, Spectra Energy 3.27%, ExxonMobil 4.58%, Newmont Mining 3.38%, Royal Dutch Shell 4.31%, and BP 4.18%. All holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2009 to March 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period* 10/1/09 - 3/31/10
Class A
Actual	$1,000.00	$1,097.80	$6.43
Hypothetical	$1,000.00	$1,018.80	$6.19
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,092.70	$12.26
Hypothetical	$1,000.00	$1,013.21	$11.80
(5% return per year before expenses)
Class Y
Actual	$1,000.00	$1,099.00	$5.13
Hypothetical	$1,000.00	$1,020.04	$4.94
(5% return per year before expenses)

*Expenses are equal to the Fund's annualized expense ratio of 1.23%, 2.35%, and 0.98% for Class A, Class C and Class Y, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Statement of Net Assets
March 31, 2010
Equity Securities - 96.8%	Shares	Value
Beverages - 1.8%
Coca-Cola Co.	28,700	$1,578,500

Capital Markets - 6.5%
AllianceBernstein Holding LP*	41,200	1,263,192
Bank of New York Mellon Corp.	61,634	1,903,258
Goldman Sachs Group, Inc.	4,913	838,305
Legg Mason, Inc.	30,300	868,701
Morgan Stanley	27,100	793,759
		5,667,215

Chemicals - 1.1%
Dow Chemical Co.	32,900	972,853

Commercial Banks - 3.1%
US Bancorp	31,600	817,808
Wells Fargo & Co.	62,323	1,939,492
		2,757,300

Communications Equipment - 4.1%
Cisco Systems, Inc.*	65,360	1,701,321
Motorola, Inc.*	100,700	706,914
Nokia Oyj (ADR)	73,300	1,139,082
		3,547,317

Computers & Peripherals - 1.5%
International Business Machines Corp.	10,200	1,308,150

Consumer Finance - 1.3%
Discover Financial Services	77,500	1,154,750

Diversified Financial Services - 5.9%
Bank of America Corp.	101,092	1,804,492
CME Group, Inc.	3,800	1,201,218
JPMorgan Chase & Co.	47,864	2,141,914
		5,147,624

Diversified Telecommunication Services - 5.4%
AT&T, Inc.	73,990	1,911,902
Frontier Communications Corp.	135,700	1,009,608
Verizon Communications, Inc.	58,500	1,814,670
		4,736,180

Equity Securities - Cont'd	Shares	Value
Electric Utilities - 4.4%
Duke Energy Corp.	100,048	$1,632,783
Exelon Corp.	15,000	657,150
Southern Co.	48,000	1,591,680
		3,881,613

Electrical Equipment - 1.7%
Emerson Electric Co.	29,128	1,466,304

Electronic Equipment & Instruments - 1.5%
Tyco Electronics Ltd.	48,325	1,327,971

Food & Staples Retailing - 5.2%
CVS Caremark Corp.	45,200	1,652,512
Kroger Co.	30,200	654,132
Walgreen Co.	16,203	600,969
Wal-Mart Stores, Inc.	29,300	1,629,080
		4,536,693

Food Products - 3.5%
Kraft Foods, Inc.	52,201	1,578,558
Unilever NV, NY Shares	49,200	1,483,872
		3,062,430

Health Care Equipment & Supplies - 1.5%
Covidien plc	26,925	1,353,789

Health Care Providers & Services - 1.8%
WellPoint, Inc.*	24,900	1,603,062

Household Durables - 1.2%
Sony Corp. (ADR)	27,700	1,061,464

Industrial Conglomerates - 5.8%
3M Co.	18,645	1,558,163
General Electric Co.	106,600	1,940,120
Tyco International Ltd.	40,525	1,550,081
		5,048,364

Insurance - 6.7%
Allstate Corp.	22,200	717,282
Berkshire Hathaway, Inc., Class B*	19,000	1,544,130
Hartford Financial Services Group, Inc.	30,900	878,178
MetLife, Inc.	28,600	1,239,524
Travelers Co.'s, Inc.	27,600	1,488,744
		5,867,858

Equity Securities - 96.8%	Shares	Value
Media - 6.9%
CBS Corp., Class B	73,974	$1,031,197
Comcast Corp.	92,300	1,737,086
Gannett Co., Inc.	36,550	603,806
News Corp., Class B	79,100	1,345,491
Time Warner, Inc.	42,907	1,341,702
		6,059,282

Metals & Mining - 1.7%
Newmont Mining Corp.	29,300	1,492,249

Oil, Gas & Consumable Fuels - 16.0%
Anadarko Petroleum Corp.	11,100	808,413
BP plc (ADR)	30,900	1,763,463
ConocoPhillips	38,454	1,967,691
Devon Energy Corp.	33,700	2,171,291
Exxon Mobil Corp.	31,000	2,076,380
Marathon Oil Corp.	58,000	1,835,120
Royal Dutch Shell plc (ADR)	32,400	1,874,664
Spectra Energy Corp.	64,724	1,458,232
		13,955,254

Pharmaceuticals - 5.4%
GlaxoSmithKline plc (ADR)	34,707	1,336,914
Johnson & Johnson	25,465	1,660,318
Pfizer, Inc.	98,800	1,694,420
		4,691,652

Real Estate Investment Trusts - 1.3%
Equity Residential	28,300	1,107,945

Software - 1.5%
Microsoft Corp.	43,501	1,273,274

Total Equity Securities (Cost $88,623,391)		84,659,093

	Principal
Time Deposit - 3.0%	Amount
State Street Corp. Time Deposit, 0.01%, 4/1/10	$2,605,678	2,605,678

Total Time Deposit (Cost $2,605,678)		2,605,678

TOTAL INVESTMENTS (Cost $91,229,069) - 99.8%		87,264,771
Other assets and liabilities, net - 0.2%		179,294
Net Assets - 100%		$87,444,065

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 210,656 shares outstanding		$10,694,004
Class C: 11,720 shares outstanding		468,825
Class Y: 1,712,560 shares outstanding		94,775,982
Undistributed net investment income		232,684
Accumulated net realized gain (loss) on investments		(14,763,132)
Net unrealized appreciation (depreciation) on investments		(3,964,298)

Net Assets		$87,444,065

Net Asset Value Per Share:
Class A (based on net assets of $9,507,389)		$45.13
Class C (based on net assets of $531,888)		$45.38
Class Y (based on net assets of $77,404,788)		$45.20

* Non-income producing security.

Abbreviations:
ADR: American Depositary Receipt
LP: Limited Partnership

See notes to financial statements.

Statement of Operations
Six Months ended March 31, 2010
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $13,361)	$1,043,225
Interest income	398
Total investment income	1,043,623

Expenses:
Investment advisory fee	267,853
Transfer agency fees and expenses	16,134
Distribution Plan expenses:
Class A	9,404
Class C	1,702
Trustees' fees and expenses	63,975
Administrative fees	82,416
Accounting fees	5,467
Custodian fees	6,811
Registration fees	28,733
Reports to shareholders	3,612
Professional fees	30,727
Miscellaneous	5,106
Total expenses	521,940
Reimbursement from Advisor:
Class A	(28,607)
Class C	(7,034)
Class Y	(70,631)
Fees paid indirectly	(93)
Net expenses	415,575

Net Investment Income	628,048

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	180,783
Change in unrealized appreciation (depreciation)	7,023,533

Net Realized and Unrealized Gain
(Loss) on Investments	7,204,316

Increase (Decrease) in Net Assets
Resulting From Operations	$7,832,364

See notes to financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2010	Year Ended September 30, 2009
Operations:
Net investment income	$628,048	$1,455,039
Net realized gain (loss)	180,783	(14,709,791)
Change in unrealized appreciation
or (depreciation)	7,023,533	4,691,202

Increase (Decrease) in Net Assets
Resulting From Operations	7,832,364	(8,563,550)

Distributions to shareholders from:
Net investment income:
Class A Shares	(69,566)	(74,065)
Class C Shares	(498)	--
Class Y Shares	(1,303,156)	(1,832,762)
Net realized gain:
Class A Shares	--	(799)
Class Y Shares	--	(16,996)
Total distributions	(1,373,220)	(1,924,622)
Capital share transactions:
Shares sold:
Class A Shares	3,662,931	3,578,746
Class C Shares	334,597	155,368
Class Y Shares	2,293,172	11,569,775
Reinvestment of distributions:
Class A Shares	62,966	68,853
Class C Shares	498	--
Class Y Shares	1,303,071	1,849,620
Redemption fees:
Class A Shares	7	58
Class C Shares	--	103
Shares redeemed:
Class A Shares	(557,743)	(2,086,843)
Class C Shares	(16,525)	(5,187)
Class Y Shares	(5,350,086)	(12,866,844)
Total capital share transactions	1,732,888	2,263,649

Total Increase (Decrease) in Net Assets	8,192,032	(8,224,523)

Net Assets
Beginning of period	79,252,033	87,476,556
End of period (including undistributed net investment
income of $232,684 and $977,856, respectively)	$87,444,065	$79,252,033

See notes to financial statements.

Statements of Changes in Net Assets
Capital Share Activity	Six Months Ended March 31, 2010	Year Ended September 30, 2009
Shares sold:
Class A Shares	84,896	102,550
Class C Shares	7,721	4,529
Class Y Shares	52,944	317,331
Reinvestment of distributions:
Class A Shares	1,466	2,045
Class C Shares	12	--
Class Y Shares	30,325	54,570
Shares redeemed:
Class A Shares	(13,052)	(64,464)
Class C Shares	(380)	(162)
Class Y Shares	(123,980)	(370,833)
Total capital share activity	39,952	45,566

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Large Cap Value Fund (the "Fund"), the sole series of Calvert SAGE Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized as a Maryland business trust on June 9, 2008. On November 28, 2008, the Fund sold 10,000 shares ("initial shares") valued at $100,000, to Calvert Asset Management Company, Inc. The Fund began operations on December 12, 2008 and offers three separate classes of shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund's Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

On December 12, 2008, the Fund, through its Class A and Class Y shares, acquired substantially all of the net assets of the Summit Mutual Funds, Inc. Everest Fund pursuant to the Agreement and Plan of Reorganization dated October 31, 2008 and approved by shareholders on December 5, 2008. The acquisition was accomplished by a transfer of all assets and assumption of certain liabilities of the Everest Fund (valued at $61,753,526) to the Fund. Following the transfer, 80,785 and 1,738,993 Class A and Class Y shares, respectively, of the Fund were distributed to shareholders in liquidation of the Everest Fund's Class A and Class I shares, respectively. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Fund or its shareholders. To facilitate the reorganization, a reverse stock split of the initial shares outstanding on December 12, 2008 was effected to adjust the net asset value of the Calvert Large Cap Value Fund to be the same as that of the Everest Fund on the same date. The aggregate net assets of the Calvert Large Cap Value Fund and Everest Fund immediately before the acquisition were $100,000 and $61,753,526, respectively.

For financial reporting purposes, the Everest Fund, which commenced operations on December 29, 1999, has been deemed the accounting survivor.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value determination, that are expected to materially affect the value of those securities then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At March 31, 2010, no securities were fair valued under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2010:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$84,659,093	-	-	$84,659,093
Other debt obligations	-	$2,605,678	-	2,605,678
TOTAL	$84,659,093	$2,605,678	-	$87,264,771

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date, or in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. It is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert") which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly of .65% of the Fund's average daily net assets. Under the terms of the agreement, $47,651 was payable at period end. In addition, $29,795 was payable at period end for operating expenses paid by the Advisor during March 2010.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2011. The contractual expense cap is 1.23% for Class A, 2.35% for Class C and .98% for Class Y. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% for Classes A, C and Y based on their average daily net assets. Under the terms of the agreement, $14,662 was payable at period end.

Calvert Distributors, Inc. ("CDI"), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans that permit the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50%, and 1.00% annually of average daily net assets of each Class A and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, and 1.00% of the Fund's average daily net assets of Class A and Class C, respectively. Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $2,412 was payable at period end.

The Distributor received $9,908 as its portion of commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2010.

Calvert Shareholder Services, Inc. ("CSSI") is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $2,465 for the six months ended March 31, 2010. Under the terms of the agreement, $496 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $14,000 for Trustees not serving on other Calvert Fund Boards, $10,000 for those serving on other Calvert Fund Boards.

Note C -- Investment Activity

During the period, cost of purchases and proceeds from sales of investments, other than short-term securities, were $10,384,536 and $9,837,172, respectively.

The cost of investments owned at March 31, 2010 for federal income tax purposes was $91,426,930. Net unrealized depreciation aggregated $4,162,159 of which $7,538,914 related to appreciated securities and $11,701,073 related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $2,975,229 at September 30, 2009 may be utilized to offset future capital gains until expiration in September 2016.

The Fund intends to elect to defer net capital losses of $11,736,444 incurred from November 1, 2008 through September 30, 2009 and treat them as arising in the fiscal year ending September 30, 2010.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at ended March 31, 2010. For the six months ended March 31, 2010, borrowings by the Fund under the agreement were as follows:
Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$15,375	1.45%	$456,829	January 2010

Note E -- Subsequent Events

In preparing the financial statements as of March 31, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2010 (z)	2009 (z)	2008
Net asset value, beginning	$41.51	$46.85	$67.86
Income from investment operations
Net investment income (loss)	.27	.68	1.03
Net realized and unrealized gain (loss)	3.76	(5.08)	(16.17)
Total from investment operations	4.03	(4.40)	(15.14)
Distributions from
Net investment income	(.41)	(.93)	(.84)
Net realized gain	--	(.01)	(5.03)
Total distributions	(.41)	(.94)	(5.87)
Total increase (decrease) in net asset value	3.62	(5.34)	(21.01)
Net asset value, ending	$45.13	$41.51	$46.85

Total return*	9.75%	(8.91%)	(24.05%)
Ratios to average net assets:A
Net investment income (loss)	1.26% (a)	1.97%	1.55%
Total expenses	1.99% (a)	2.18%	1.15%
Expenses before offsets	1.23% (a)	1.23%	1.15%
Net expenses	1.23% (a)	1.23%	1.15%
Portfolio turnover	12%	31%	37%
Net assets, ending (in thousands)	$9,507	$5,701	$4,554

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2007 (z)	2006 (z)	2005
Net asset value, beginning	$63.25	$61.14	$58.62
Income from investment operations
Net investment income (loss)	.75	.80	1.26
Net realized and unrealized gain (loss)	8.24	8.09	6.46
Total from investment operations	8.99	8.89	7.72
Distributions from
Net investment income	(.87)	(.59)	(1.53)
Net realized gain	(3.51)	(6.19)	(3.67)
Total distributions	(4.38)	(6.78)	(5.20)
Total increase (decrease) in net asset value	4.61	2.11	2.52
Net asset value, ending	$67.86	$63.25	$61.14

Total return*	14.58%	15.87%	13.65%
Ratios to average net assets:A
Net investment income (loss)	1.13%	1.34%	1.03%
Total expenses	1.16%	1.17%	1.22%
Expenses before offsets	1.16%	1.17%	1.22%
Net expenses	1.16%	1.17%	1.22%
Portfolio turnover	51%	55%	63%
Net assets, ending (in thousands)	$7,201	$2,903	$875

See notes to financial highlights.

Financial Highlights
	Periods Ended
	March 31,	September 30,
Class C Shares	2010 (z)	2009(z)#
Net asset value, ending	$41.61	$33.72
Income from investment operations
Net investment income (loss)	.05	.15
Net realized and unrealized gain (loss)	3.80	7.74
Total from investment operations	3.85	7.89
Distributions from
Net investment income	(.08)	**
Total distributions	(.08)	**
Total increase (decrease) in net asset value	3.77	7.89
Net asset value, ending	$45.38	$41.61

Total return*	9.25%	23.41%
Ratios to average net assets:A
Net investment income	.20% (a)	.58% (a)
Total expenses	6.48% (a)	19.77% (a)
Expenses before offsets	2.35% (a)	2.35% (a)
Net expenses	2.35% (a)	2.35% (a)
Portfolio turnover	12%	20%
Net assets, ending (in thousands)	$532	$182

See notes to financial highlights.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class Y Shares	2010 (z)	2009 (z)	2008
Net asset value, beginning	$41.85	$47.32	$68.56
Income from investment operations
Net investment income (loss)	.34	.81	1.05
Net realized and unrealized gain (loss)	3.77	(5.18)	(16.22)
Total from investment operations	4.11	(4.37)	(15.17)
Distributions from
Net investment income	(.76)	(1.09)	(1.04)
Net realized gain		(.01)	(5.03)
Total distributions	(.76)	(1.10)	(6.07)
Total increase (decrease) in net asset value	3.35	(5.47)	21.24
Net asset value, ending	$45.20	$41.85	$47.32
Total return*	9.90%	(8.70%)	(23.89%)
Ratios to average net assets:A
Net investment income (loss)	1.56% (a)	2.32%	1.80%
Total expenses	1.17% (a)	1.27%	.90%
Expenses before offsets	.98% (a)	.98%	.90%
Net expenses	.98% (a)	.98%	.90%
Portfolio turnover	12%	31%	37%
Net assets, ending (in thousands)	$77,405	$73,369	$82,922

		Years Ended
	September 30,	September 30,	September 30,
Class Y Shares	2007(z)	2006 (z)	2005
Net asset value, beginning	$63.81	$61.56	$58.15
Income from investment operations
Net investment income (loss)	.93	.96	.90
Net realized and unrealized gain (loss)	8.32	8.13	6.97
Total from investment operations	9.25	9.09	7.87
Distributions from
Net investment income	(.99)	(.65)	(.79)
Net realized gain	(3.51)	(6.19)	(3.67)
Total distributions	(4.50)	(6.84)	(4.46)
Total increase (decrease) in net asset value	4.75	2.25	3.41
Net asset value, ending	$68.56	$63.81	$61.56

Total return*	14.88%	16.13%	13.96%
Ratios to average net assets:A
Net investment income (loss)	1.38%	1.59%	1.51%
Total expenses	.91%	.92%	.97%
Expenses before offsets	.91%	.92%	.97%
Net expenses	.91%	.92%	.97%
Portfolio turnover	51%	55%	63%
Net assets, ending (in thousands)	$95,460	$80,383	$65,755

See notes to financial highlights.

A   Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

#   From December 12, 2008, inception.

*  Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

**   Distribution was less than $.01 per share.

(a)  Annualized.

(z)  Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

At a meeting held on December 9, 2009, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Calvert SAGE Fund and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Fund's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with management through Board of Trustees' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board also took into account the environmental, social and governance research and analysis provided by the Advisor to the Fund. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund performed below the median of its peer group for the one- and three-year periods ended June 30, 2009, and outperformed the median of its peer group for the same five-year period. The data also indicated that the Fund underperformed its Lipper index for the same one-, three- and five-year periods. Based upon its review, the Board concluded that the Fund's performance was satisfactory.

In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee (after taking into account waivers and/or reimbursements) was above the median of its peer group and the Fund's total expenses (net of waivers and/or reimbursements) were below the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund's peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Adviser's current undertaking to maintain expense limitations for the Fund's shares. The Board also noted management's discussion of the Fund's expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social and governance research and analysis provided by the Advisor. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services provided by the Advisor.

The Board reviewed the Advisor's profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund. The Board also noted the Advisor's current undertaking to maintain expense limitations for the Fund's shares. The Trustees also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund's current size and its potential growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund's current size. The Board noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund's advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert Large Cap Value Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
Calvert Tax-Free Bond Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
Short-Term Government Fund
High Yield Bond Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Large Cap Value Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund
Global Alternative Energy Fund
Global Water Fund
International Opportunities Fund

Balanced and Asset
Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund


Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-

3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT SAGE FUND

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer
Date:	June 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer
Date: June 1, 2010

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer
Date: June 1, 2010